SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2015

PRIME MERIDIAN HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	333-191801	27-2980805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1897 Capital Circle NE, Second Floor, Tallahassee, FL		32308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 907-2301

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2015, Kathleen C. Jones retired from her positions as Prime Meridian Holding Company’s (the “Company”) Executive Vice President, Chief Financial Officer, and principal financial officer and Prime Meridian Bank’s (the “Bank”) Executive Vice President and Chief Financial Officer. Mrs. Jones’ retirement was not due to any disagreement between her and the Company or the Bank. Mrs. Jones will continue to serve on the Boards of Directors of both the Company and the Bank.

Effective January 1, 2015, the Boards of Directors of the Company and the Bank, respectively, have appointed R. Randy Guemple to serve as the Company’s Executive Vice President, Chief Financial Officer, and principal financial officer and the Bank’s Executive Vice President and Chief Financial Officer.

Mr. Guemple has served as a member of the Board of Directors of the Company since 2010 and the Board of Directors of the Bank since 2007. He will continue to serve in those capacities.

Mr. Guemple, age 64, is a certified public accountant who retired in 1998 from his positions as Executive Vice President, Chief Operating Officer, and Chief Financial Officer of First Bank of Florida in West Palm Beach, Florida where he also served on their respective Boards of Directors. He is a member and Past Chairman of the Board of Trustees for the Tallahassee Memorial Healthcare Foundation, Inc. He is a Director Emeritus of Elder Care Services, Inc. and served as the Executive Director of the Leon County Educational Facilities Authority.

The Boards of Directors of the Company and the Bank, respectively, have determined that Mr. Guemple’s banking and finance experience make him well-qualified to serve as the Company’s Executive Vice President, Chief Financial Officer, and principal financial officer and as the Bank’s Executive Vice President and Chief Financial Officer.

Item 8.01.	Other Events.

On December 31, 2015, the Company issued a press release regarding the above-described matters. A copy of the press release is included with this Form 8-K as Exhibit 99.1

The information in this report (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MERIDIAN HOLDING COMPANY

By:	/s/ Kathleen C. Jones
Kathleen C. Jones
Chief Financial Officer and Executive Vice President

Date: December 31, 2015